                                                                 EXHIBIT (10.30)

                  THIRD AMENDMENT TO PRE-NEGOTIATION AGREEMENT

     THIS THIRD AMENDMENT TO PRE-NEGOTIATION AGREEMENT dated as of December 30, 2002 (this "Third Amendment"), by and among AKORN, INC., a Louisiana corporation ("Akorn"), AKORN (NEW JERSEY), INC., an Illinois corporation ("Akorn NJ") (Akorn and Akorn NJ being sometimes referred to herein individually as a "Borrower" and collectively as the "Borrowers"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation (the "Lender");


                                  WITNESSETH:

     WHEREAS, the parties heretofore entered into the Pre-Negotiation Agreement dated as of September 20, 2002, as amended by the First Amendment dated as of October 18, 2002 and by the Second Amendment dated as of November 26, 2002 (the "Prior Agreement"); and

     WHEREAS, the Borrowers have requested an amendment to Section 4.1 of the Prior Agreement;

     WHEREAS, the Lender has agreed to the Borrowers' request, but only on the terms set forth herein;

     NOW, THEREFORE, in consideration of the premises and the covenants, agreements and acknowledgments contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     Section 1. Defined Terms. All capitalized terms used and not otherwise defined in this Third Amendment shall have the same meanings as in the Prior Agreement.

     Section 2. Amendment.

     2.1 Section 4.1 of the Prior Agreement is hereby amended to read as follows:

     4.1 Forbearance Period. Subject to compliance by each Borrower with each of the terms and conditions of this Agreement, and without waiving the Existing Events, the Lender hereby agrees to forbear from enforcing its rights or remedies pursuant to the Loan Documents and applicable law (including, without limitation, to make a demand for payment as a result of the Payment Default) as a result of the Existing Events from the Agreement Closing Date until the earlier to occur of the following (as the case may be, the "Forbearance Termination Date"): (i) January 17, 2003 and (ii) the date on which a Borrowing Condition Failure occurs.

     Section 3. Pre-Negotiation Agreement and Documents to Remain In Effect; Confirmation of Obligations; References. Except as expressly modified and amended by this Third Amendment, the Prior Agreement shall remain in full force and effect as originally executed and delivered by the parties. In order to induce the Lender to enter into this Third

Amendment, the Borrowers hereby (i) confirm and reaffirm all of their obligations under the Documents, as modified and amended as described above and under the Pre-Negotiation Agreement, as modified and amended as described above;
(ii) acknowledge and agree that the Lender, by entering into this Third Amendment, does not waive any existing or future default or event of default under any of the Documents or the Prior Agreement, or any rights, powers or remedies under any of the Documents or the Pre-Negotiation Agreement; (iii) acknowledge and agree that the Lender has not heretofore waived any Borrowing Condition Failure, or any rights or remedies under any of the Documents or the Prior Agreement; and (iv) acknowledge that they do not have any defense, set-off or counterclaim to the payment or performance of any of their obligations under the Documents or the Prior Agreement, as amended hereby. All references to the Prior Agreement shall henceforth be deemed to refer to the Prior Agreement as modified by this Third Amendment and as hereafter modified by any amendment, modification or supplement thereto.

     Section 4. Confirmation of Certifications, Representations and Warranties. In order to induce the Lender to enter into this Third Amendment the Borrowers hereby certify, represent and warrant to the Lender that, except as otherwise disclosed to the Lender in writing prior to the date hereof, including in the Pre-Negotiation Agreement arid in the Exhibits and Schedules attached thereto and/or in documents submitted to the Lender prior to the date hereof (including, but not limited to, any and all financial statements and reports, budgets, statements of cash flow and governmental reports and filings) (collectively referred to herein as "Disclosures"), all certifications, representations and warranties contained in the Documents and in the Pre-Negotiation Agreement and in all certificates heretofore delivered to the Lender are true and correct as of the date hereof in all material respects, and, subject to such Disclosures, all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Third Amendment.

     Section 5. RELEASE. EACH BORROWER ON BEHALF OF ITSELF AND ITS AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, PRINCIPALS, SHAREHOLDERS, BENEFICIARIES, OFFICERS, MANAGERS, DIRECTORS, AGENTS, REPRESENTATIVES, ADVISORS, EMPLOYEES AND ATTORNEYS, HEREBY JOINTLY AND SEVERALLY RELEASES, WAIVES AND FOREVER DISCHARGES PRINCIPALS, SHAREHOLDERS, BENEFICIARIES, OFFICERS, MANAGERS, DIRECTORS, AGENTS, REPRESENTATIVES, ADVISORS, EMPLOYEES AND ATTORNEYS OF, FROM, AND WITH RESPECT TO ANY AND ALL MANNER OF ACTIONS, CAUSES OF ACTIONS, SUITS, DISPUTES, CLAIMS, COUNTERCLAIMS AND/OR LIABILITIES, CROSS CLAIMS, DEFENSES THAT ARE KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, PAST OR PRESENT, ASSERTED OR UNASSERTED, CONTINGENT OR LIQUIDATED, WHETHER OR NOT WELL FOUNDED IN FACT OR LAW, WHETHER IN CONTRACT, IN TORT OR OTHERWISE, AT LAW OR IN EQUITY, BASED UPON, RELATING TO OR ARISING OUT OF ANY AND ALL TRANSACTIONS, RELATIONSHIPS OR DEALINGS WITH OR LOANS MADE TO THE BORROWERS PURSUANT TO THE LOAN DOCUMENTS AND/OR THE PRIOR AGREEMENT PRIOR TO THE EFFECTIVENESS HEREOF.


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
     Section 6. Entire Agreement. This Third Amendment sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Third Amendment, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Third Amendment other than as are herein set forth.

     Section 7. Successors. This Third Amendment shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.

     Section 8. Severability. In the event any provision of this Third Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     Section 9. Amendments, Changes and Modifications. This Third Amendment may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto:

     Section 10. Construction.

     (a) The words "hereof," "herein," and "hereunder," and other words of a similar import refer to this Third Amendment as a whole and not to the individual Sections in which such terms are used.


     (b) References to Sections and other subdivisions of this Third Amendment are to the designated Sections and other subdivisions of this Third Amendment as originally executed.

     (c) The headings of this Third Amendment are for convenience only and shall not define or limit the provisions hereof.

     (d) Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.

     (e) Each party to this Third Amendment and legal counsel for each party have participated in the drafting of this Third Amendment, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Third Amendment.

     Section 11. Execution of Counterparts. This Third Amendment may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 12. Governing Law. This Third Amendment shall be governed by and be construed and enforced in accordance with the laws of the State of Illinois.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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
     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

Address for Notices:                         AKORN, INC.

2500 Millbrook Drive
Buffalo Grove, IL 60089
Attention: Chief Financial Officer           By  /s/ Ben Pothast
Telecopier No.: (847) 279-6191                  -----------------------------
Telephone No.: (847) 279-6100                  Name: Ben Pothast
                                                     ------------------------
                                               Title: CFO
                                                      -----------------------

                                             AKORN (NEW JERSEY), INC.

                                             By  /s/ Ben Pothast
                                                -----------------------------
                                               Name: Ben Pothast
                                                     ------------------------
                                               Title: CFO
                                                      -----------------------

50 South LaSalle Street
Chicago, Illinois 60675                      THE NORTHERN TRUST COMPANY
Attention: Olga Georgiev
Telecopier No.: (312) 630-6105
Telephone No.: (312) 444-2438                By
                                                -----------------------------
With a copy to                                 Name:
                                                     ------------------------
White & Case LLP                               Title:
200 S. Biscayne Blvd., Suite 4900                     -----------------------
Miami, FL 33131
Attention: John K. Cunningham, Esq.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


Address for Notices:                        AKORN, INC.


2500 Millbrook Drive
Buffalo Grove, IL 60089                     By
Attention: Chief Financial Officer             -----------------------------
Telecopier No.: (847) 279-6191                Name:
Telephone No.: (847) 279-6100                       ------------------------
                                              Title:
                                                     -----------------------

                                            AKORN (NEW JERSEY), INC.

                                            By
                                               -----------------------------
                                              Name:
                                                    ------------------------
                                              Title:
                                                     -----------------------


50 South LaSalle Street                     THE NORTHERN TRUST COMPANY
Chicago, Illinois 60675
Attention: Olga Georgiev
Telecopier No.: (312) 630-6105              By ILLEGIBLE
Telephone No.: (312) 444-2438                  -----------------------------
                                              Name: ILLEGIBLE
                                                    ------------------------
                                              Title: VP
                                                     -----------------------

With a copy to

White & Case LLP
200 S. Biscayne Blvd., Suite 4900
Miami, FL 33131
Attention: John K. Cunningham, Esq.



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